AXA PREMIER VIP TRUST

AXA ALLOCATION PORTFOLIOS

SUPPLEMENT DATED FEBRUARY 1, 2006 TO THE

PROSPECTUS DATED MAY 1, 2005,

AS REVISED DECEMBER 1, 2005

This Supplement updates the above-referenced Prospectus, as supplemented, of the AXA Allocation Portfolios of the AXA Premier VIP Trust (the “Trust’). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with updated information regarding the AXA Allocation Portfolios.

*    *    *    *    *

Effective February 1, 2006, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust, will add the EQ/Equity 500 Index Portfolio and EQ/Small Company Index Portfolio to the list of Underlying Portfolios that each of the AXA Allocation Portfolios may invest. Accordingly, on that date, the following changes to the above-referenced prospectus for the AXA Allocation Portfolios will take effect.

The table in the section of the prospectus entitled “The AXA Allocation Portfolios at a Glance” is supplemented to add the EQ/Equity 500 Index Portfolio under “Large Cap Equities” and the EQ/Small Company Index Portfolio under the heading “Small/Mid Cap Equities.” In addition, the following, which provides additional information about each portfolio, is added to the table in the section of the prospectus entitled “Information Regarding the Underlying Portfolios”:

Portfolio and Sub-Advisers	Investment Objective	Principal Investment Strategy	Principal Investment Risks
LARGE CAP EQUITIES

EQ/Equity 500 Index Portfolio Sub-adviser: Alliance Capital Management L.P.	Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index (“S&P 500”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500. The Portfolio typically will hold all 500 securities in the S&P 500 in the exact weight each represents in that index.	• Derivatives Risk • Equity Risk • Index-Fund Risk

Portfolio and Sub-Advisers	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SMALL/MID CAP EQUITIES

EQ/Small Company Index Portfolio Sub-adviser: Alliance Capital Management L.P.	Seeks to replicate as closely as possible (before the deduction of portfolio expenses) the total return of the Russell 2000 Index (“Russell 2000”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.	• Derivatives Risk • Equity Risk • Index-Fund Risk • Liquidity Risk • Small-Cap Company Risk

The following is added to the section of the prospectus entitled “ More About Investment Strategies & Risks – Risks of Equity Investments”:

•	Index-Fund Risk – The EQ/Equity 500 Index and EQ/Small Company Index Portfolios invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the market segment relating to the relevant index.

The following is added to the section of the prospectus entitled “Description of Benchmarks:”

The Russell 2000 Index (“Russell 2000”) – is an unmanaged index of common stocks that measures the performance of those 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

*    *    *    *

Effective May 1, 2006, the equity asset category targets for the AXA Conservative Allocation Portfolio, AXA Conservative-Plus Allocation Portfolio and AXA Moderate Allocation Portfolio will include a target investment percentage for investments in international equity securities. Accordingly, on that date, the following changes to the above-referenced prospectus for the AXA Allocation Portfolios will take effect.

The information regarding the target investment percentages for the AXA Conservative Allocation, AXA Conservative-Plus Allocation and AXA Moderate Allocation Portfolios that appears in the prospectus in the section entitled “The AXA Allocation Portfolios at a Glance” and in the individual descriptions of such Portfolios is supplemented to reflect the information in the table below:

Asset Class	Conservative Allocation	Conservative-Plus Allocation	Moderate Allocation
Range of Equities	20%	40%	50%
International	5%	10%	15%
Large Cap	10%	20%	25%
Small/Mid Cap	5%	10%	10%

Range of Bonds	80%	60%	50%
Investment Grade	75%	55%	45%
High Yield	5%	5%	5%